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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   May 16, 2008
                                                    ----------------------------


                            BULLION RIVER GOLD CORP.
               (Exact name of Company as specified in its charter)

           Nevada                    333-85414                98-0377992
----------------------------- ------------------------- -----------------------
(State or other jurisdiction  (Commission File Number)      (IRS Employer
     of incorporation)                                   Identification No.)

           3500 Lakeside Court, Suite 200                      89509
                    Reno, Nevada
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      (Address of principal executive offices)              (Zip Code)


Company's telephone number, including area code:        (775) 324-4881
                                                        ------------------------



                                 Not applicable
--------------------------------------------------------------------------------
              (Former name or former address, if changed since last
                                    report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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This Form 8-K and other reports filed by Bullion River Gold Corp. (the
"Company"), from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management as well as estimates and assumptions made by the Company's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Company's or the Company's management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As of May 15, 2008, the Company agreed to reduce the exercise price of certain outstanding warrants to purchase shares of its common stock (the "Repriced Warrants"). The Repriced Warrants, representing the right to purchase shares of common stock of the Company, had original exercise prices ranging from $0.40 to $0.75. The Company agreed to reduce the exercise prices of the warrants to $0.05. The Company received $570,000 from the exercise of the Repriced Warrants and issued 11,400,000 shares of common stock, $0.001 par value, to the Repriced Warrant holders. The shares issued upon the exercise of the Repriced Warrants are not subject to a current registration statement or any registration rights and were issued as restricted securities. The Repriced Warrant holders are accredited investors, and the Company relied on the exemption from registration under Regulation D, Section 506 of the Securities Act of 1933, as amended (the "Act") in issuing the shares.

On May 15, 2008, the Company closed on the sale of its common stock under a Private Placement Agreement with two accredited investors whereby the Company sold an aggregate of 47,400,000 shares of the Company's common stock, $0.001 par value, at a price of $0.05 per share, for an aggregate purchase price of $2,370,000 (the "Financing"). The Financing was completed on May 15, 2008. The common stock was sold to two accredited investors, and the Company relied on the exemption from registration under Regulation D, Section 506 of the Act in issuing and selling the shares. There are no registration rights associated with the shares of common stock and the shares were issued as restricted securities.

The foregoing description of the Private Placement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Private Placement Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The disclosures under Item 1.01 are incorporated in this Item 3.02 by reference as if set forth herein in its entirety.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

Item No.                   Description
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10.1                       Form of Private Placement Agreement


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BULLION RIVER GOLD CORP.
                                            ------------------------------------
                                                       (Company)

Date May 16, 2008
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                                            By: /s/ Tim Callaway
                                                --------------------------------
                                                Name Tim Callaway
                                                Title: Chief Executive Officer






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